EXHIBIT 21

                        MEDTRONIC, INC. AND SUBSIDIARIES

NAME OF COMPANY                                               JURISDICTION OR
---------------                                               ---------------
                                                              INCORPORATION
                                                              -------------
ABS Synectics Sarl                                            France
Arterial Vascular Engineering AB                              Sweden
Arterial Vascular Engineering Australia                       Australia
Arterial Vascular Engineering B.V.                            Netherlands
Arterial Vascular Engineering b.v.b.a.                        Belgium
Arterial Vascular Engineering Canada, Inc.                    Canada
Arterial Vascular Engineering Espana, S.L.                    Spain
Arterial Vascular Engineering GmbH                            Germany
Arterial Vascular Engineering International Sales, Inc.       Barbados
Arterial Vascular Engineering Italia, S.r.l.                  Italy
Arterial Vascular Engineering Manufacturing, Inc.             California
Arterial Vascular Engineering Portugal S.A.                   Portugal
Arterial Vascular Engineering PTE. LTD.                       Singapore
Arterial Vascular Engineering SARL                            France
Arterial Vascular Engineering (Schweiz) AG                    Switzerland
Arterial Vascular Engineering UK Limited                      United Kingdom
AVE Cayman Islands, Ltd.                                      Cayman Islands
AVE Galway                                                    Ireland
AVE Ireland Holdings ULC                                      Ireland
AVE Ireland Limited                                           Ireland
AVE Massachusetts, Inc.                                       Delaware
AVECOR Cardiovascular Limited                                 England, Wales
AVECOR Cardiovascular France S.A.R.L.                         France
Biotec France S.A.                                            France
Bakken Research Center, B.V.                                  Netherlands
Bard Connaught                                                Ireland
Bard Japan Limited                                            Japan
BV Medtronic FSC                                              Netherlands
Cardiotron Medizintechnik G.m.b.H.                            Germany
CorMedica Corporation (20% owner)                             Delaware
Danek Capitol Corporation                                     Delaware
Danek Medical, Inc.                                           Tennessee
Dantec Electronique S.A.                                      France
Dantec Elettronica Srl                                        Italy
Dantec Medizinelektronik GmbH                                 Germany
DMI Delaware Holdings, Inc.                                   Delaware
DMI Tennessee Holdings, Inc.                                  Tennessee
Electromedics Medizintechnik, GmbH                            Germany
Gastrosoft, Inc. (USA)                                        New Jersey
India Biomedical Investment, Ltd.                             India
India Medtronic Private Limited                               India
InStent Europe B.V.                                           Netherlands
Intellx, L.L.C.                                               Delaware
Interamerica Medtronic, Inc.                                  Illinois
International Finance C.V. (INFIN C.V.)                       Netherlands
Kobayashi Sofamor Danek K.K.                                  Japan
Medical Education K.K.                                        Japan
Medical Implant Portugal                                      Portugal
Mednext, Inc.                                                 Florida
MEDTRNC Vingmed AB                                            Sweden
Med Rel, Inc.                                                 Minnesota
Medtronic AB                                                  Sweden
Medtronic (Africa) (Proprietary) Limited                      South Africa

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NAME OF COMPANY                                               JURISDICTION OR
---------------                                               ---------------
                                                              INCORPORATION
                                                              -------------
Medtronic AneuRx, Inc.                                        Minnesota
Medtronic Asia, Ltd.                                          Minnesota
Medtronic Asset Managment, Inc.                               Minnesota
Medtronic Australasia Pty. Limited                            Austraila
Medtronic AVE, Inc.                                           Delaware
Medtronic AVECOR Cardiovascular, Inc.                         Minnesota
Medtronic B.V.                                                Netherlands
Medtronic Belgium, S.A.                                       Belgium
Medtronic Bio-Medicus, Inc.                                   Minnesota
Medtronic do Brasil Ltda.                                     Brazil
Medtronic of Canada, Ltd.                                     Canada
Medtronic Carbon Implants, Inc.                               Delaware
Medtronic China, Ltd.                                         Minnesota
Medtronic Commercial Ltda.                                    Brazil
Medtronic Dominicana C. por A.                                Dominican Republic
Medtronic Europe, N.V.                                        Belgium
Medtronic Europe S.A.                                         Switzerland
Medtronic Foundation (non-profit corporation)                 Minnesota
Medtronic France S.A.                                         France
Medtronic Functional Diagnostics A/S                          Denmark
Medtronic Functional Diagnostics Asia Limited                 Hong Kong
Medtronic Functional Diagnostics SA/NV                        Belgium
Medtronic Functional Diagnostics Zinetics, Inc.               Utah
Medtronic Functional Diagnostics, Inc.                        New Jersey
Medtronic G.m.b.H.                                            Germany
Medtronic Heart Valves, Inc.                                  Minnesota
Medtronic Hellas Medical Device S.A.                          Greece
Medtronic HemoTec, Inc.                                       Colorado
Medtronic Iberica, S.A.                                       Spain
Medtronic InStent (Israel), Inc.                              Israel
Medtronic International, Ltd.                                 Delaware
Medtronic International Technology, A.B.                      Sweden
Medtronic International Technology, Inc.                      Minnesota
Medtronic Interventional Vascular, Inc.                       Delaware
Medtronic Interventional Vascular, Inc.                       Massachussetts
Medtronic Ireland Manufacturing Limited                       Ireland
Medtronic Ireland Limited                                     Ireland
Medtronic Italia S.p.A.                                       Italy
Medtronic Japan Co., Ltd.                                     Japan
Medtronic Korea Co., Ltd.                                     Korea
Medtronic Latin America, Inc.                                 Minnesota
Medtronic Limited                                             United Kingdom
Medtronic Medical Appliance Technology and Service
(Shanghai) Ltd.                                               China
Medtronic Mediterranean SAL                                   Lebanon
Medtronic Mexico S. de. R.L. de C.V.                          Mexico
Medtronic Micro Interventional Systems, Inc.                  Minnesota
Medtronic Micro Motion Sciences, Inc.                         Delaware
Medtronic Osterreich Ges.m.b.H.                               Austria
Medtronic OY                                                  Finland
Medtronic PS Medical, Inc.                                    California
Medtronic Physio-Control Corp.                                Washington
Medtronic Physio-Control International, Inc.                  Washington
Medtronic Physio-Control Manufacturing Corp.                  Washington
Medtronic Puerto Rico, Inc.                                   Minnesota
Medtronic S. de R.L. de C.V.                                  Mexico
Medtronic S.A.I.C.                                            Argentina
Medtronic (S) Pte., Ltd.                                      Singapore

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NAME OF COMPANY                                               JURISDICTION OR
---------------                                               ---------------
                                                              INCORPORATION
                                                              -------------
Medtronic (Schweiz) A.G.                                      Switzerland
Medtronic (Shanghai) Ltd.                                     China
Medtronic Sofamor Danek, Inc.                                 Indiana
Medtronic Sofamor Danek USA, Inc.                             Tennessee
Medtronic Synectics A.B.                                      Sweden
Medtronic Technologies Holding B.V.                           Holland
Medtronic Technologies Holland, B.V.                          Netherlands
Medtronic Technologies, Inc.                                  Minnesota
Medtronic Treasury International, Inc.                        Minnesota
Medtronic Treasury Management, Inc.                           Minnesota
Medtronic  USA, Inc.                                          Minnesota
Medtronic de Venezuela S.A.                                   Venezuela
Medtronic-Vicare AS                                           Denmark
Medtronic-Vingmed AS                                          Norway
Medtronic World Trade Corporation (Israel)                    Minnesota
Medtronic Xomed Surgical Products, Inc.                       Delaware
Merocel Corporation                                           Delaware
Merocel Foreign Sales Corp.                                   Virgin Islands
Milu S.A.                                                     Luxembourg
Omikcron Ltd.                                                 Hungary
Physio-Control Canada Corporation                             Canada
Physio-Control GmbH                                           Germany
Physio-Control Hungaria Kereskedelmi Kft.                     Hungary
Physio-Control Italia s.r.l.                                  Italy
Physio-Control Medizintechnik                                 Austria
Physio-Control Netherlands Services BV                        Netherlands
Physio-Control Poland Sp. zo.o                                Poland
Physio-Control UK Limited                                     United Kingdom
Proprietary Extrusion Technologies, Inc.                      California
Richards SDA LLC                                              Tennessee
SDGI Holdings, Inc.                                           Delaware
Sentron Europe BV                                             Netherlands
Sentron Incorporated                                          Washington
Sofamor Danek (NZ) Limited                                    New Zealand
Sofamor Danek (Puerto Rico), Inc.                             Puerto Rico
Sofamor Danek (UK) Limited                                    England
Sofamor Danek Americas & Asia Pacific Corporation             Tennessee
Sofamor Danek Asia Pacific Limited                            Hong Kong
Sofamor Danek Australia Pty. Ltd.                             Australia
Sofamor Danek Benelux, S.A.                                   Luxembourg
Sofamor Danek China Limited                                   China
Sofamor Danek GmbH                                            Germany
Sofamor Danek Group, Inc.                                     Indiana
Sofamor Danek Holdings, Inc.                                  Delaware
Sofamor Danek Iberica S.A.                                    Spain
Sofamor Danek Italia S.r.l.                                   Italy
Sofamor Danek Korea Co., Ltd.                                 Korea
Sofamor Danek L.P.                                            Tennessee
Sofamor Danek Management, Inc.                                Tennessee
Sofamor Danek N.V.                                            Belgium
Sofamor Danek Nederland B.V.                                  Netherlands
Sofamor Danek Properties, Inc.                                Delaware
Sofamor Danek Singapore PTE, Ltd.                             Singapore
Sofamor Danek South Africa (Proprietary) Limited              South Africa
Sofamor S.N.C.                                                France
Somepic Technologie, S.A.                                     France
Surgical Navigation Technologies, Inc.                        Delaware
Synectics Biotechnology AB                                    Sweden

NAME OF COMPANY                                               JURISDICTION OR
---------------                                               ---------------
                                                              INCORPORATION
                                                              -------------
Synectics IR SA (Luxemborg)                                   Luxemborg
Synectics Leasing AB                                          Sweden
Synectics Medical AB (parent)                                 Sweden
Synectics Medical BV (Netherlands)                            Netherlands
Synectics Medical bvba (Belgium)                              Belgium
Synectics Medical Ldt (Portugal)                              Portugal
Synectics Medical Limited                                     United Kingdom
Synectics Medical OY (Finland)                                Finland
Synectics Medical Poland Spolka Z.O.O. (Ltd.)                 Poland
Synectics Medical SA (Pty.) Ltd.                              South Africa
Synectics Medical Srl                                         Italy
Telecardiocontrol, C.A.                                       Venezuela
TreBay Medical Corporation                                    Delaware
Vitafin N.V.                                                  Netherlands
Vitatron AG Switzerland                                       Switzerland
Vitatron Austria GmbH                                         Austria
Vitatron Beheersmaatschappij B.V.                             Netherlands
Vitatron Belgium N.V.                                         Belgium
Vitatron G.m.b.H.                                             Germany
Vitatron Japan Co., Ltd.                                      Japan
Vitatron Medical B.V.                                         Netherlands
Vitatron Medical Espana S.A.                                  Spain
Vitatron Medical Italia S.r.l.                                Italy
Vitatron Nederland B.V.                                       Netherlands
Vitatron N.V.                                                 Netherlands
Vitatron S.A.R.L.                                             France
Vitatron Scientific B.V.                                      Netherlands
Vitatron Sweden A.B. (Aktiebolag)                             Sweden
Vitatron U.K. Limited                                         United Kingdom
Walleye Acquisitions Corporation                              Florida
Warsaw Orthopedic, Inc.                                       Indiana
World Medical Manufacturing, Inc.                             Florida
X-Trode S.r.l.                                                Italy
Xomed Australia PTY Limited                                   Australia
Xomed Canada, Inc.                                            Canada
Xomed Deutschland, GmbH                                       Germany
Xomed France Holdings I, LLC                                  Delaware
Xomed France Holdings II, LLC                                 Delaware
Xomed France Holdings, SNC                                    France
Xomed International, Inc.                                     Delaware
Xomed Micro France S.A.                                       France
Xomed U.K. Ltd.                                               England
Xomed, Inc.                                                   Delaware
Zinetics Medical Technology Corporation                       Utah